[LOGO OF CARVER BANCORP, INC.]                                     FOR IMMEDIATE
                                                                   RELEASE


Contact:      David Lilly / Kimberly Kriger
              Kekst and Company
              (212) 521-4800


              DEBORAH C. WRIGHT, CARVER PRESIDENT AND CEO, ELECTED
                        CHAIRMAN OF CARVER BANCORP, INC.

               --FREDERICK O. TERRELL RESIGNS FROM CARVER BOARD--

NEW YORK, NEW YORK, FEBRUARY 4, 2005 - Carver Bancorp, Inc. (the "Company" or "Carver") (AMEX: CNY), the holding company for Carver Federal Savings Bank (the "Bank"), today announced that Deborah C. Wright, President and CEO of Carver, was elected by the Board of Directors to the additional post of Chairman of the Board at a special meeting held yesterday.

Ms. Wright, age 47, has been President and CEO of Carver since June 1999 and a member of the Board since that time. She succeeds Frederick O. Terrell, who has resigned from both his position as Chairman and his role as a board member in order to focus more time and attention on the business of his own firm, Provender Capital Group, LLC. Both changes are effective immediately. The Board said that the election of Ms. Wright to the additional role of Chairman reflects its full appreciation for how much has been accomplished in the last five years under her leadership, and its continued high confidence in Carver's strategy to build growth in the future.

"Fred's contribution to Carver has been immeasurable and, on behalf of every member of the Board, we thank him for his years of dedicated service to Carver," said Ms. Wright. "With the benefit of Fred's active guidance and support as Chairman, the Carver team successfully completed a turnaround of the Bank's operations and launched its current growth program, increasing our asset size while improving our asset mix and quality, improving fee income, reducing costs and more than doubling the market value of Carver's stock. In the last eighteen months alone Carver has opened three new, state-of-the-art branches and three new 24/7 ATM Centers, dramatically expanding our footprint to serve our customers and increase our customer base. Importantly, we have built a strong management team that is ready to move the institution forward. We all owe Fred a deep debt of thanks for his work to establish the foundation on which this historic institution is building a bright future."

"While I will miss serving Carver with my colleagues on the Board, I am delighted by the dramatic progress the Bank has made through the hard work of everyone at Carver," said Mr. Terrell. After five years of service as Chairman, I leave with a full appreciation for how much has been accomplished in that time and with the highest confidence in Carver's future potential under the continued leadership of its management team. I am particularly proud to have worked closely with Debbie Wright, who has emerged as one of the nation's most respected community bankers. This is a terrific time to be associated with Carver and its growth strategy, and I look forward to remaining a supportive stockholder and retaining my personal equity ownership in the Company."

Carver Bancorp, Inc. is the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank. Carver Federal Savings Bank, the largest African- and Caribbean-American run bank in the United States, operates eight full-service branches in the New York City boroughs of Brooklyn, Queens and Manhattan. For further information, please visit the Company's website at WWW.CARVERBANK.COM.

STATEMENTS CONTAINED IN THIS NEWS RELEASE, WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "SHOULD," "WILL," "WOULD," "COULD," "MAY," "PLANNED," "ESTIMATED," "POTENTIAL," "OUTLOOK," "PREDICT," "PROJECT" AND SIMILAR TERMS AND PHRASES, INCLUDING REFERENCES TO ASSUMPTIONS. FORWARD-LOOKING STATEMENTS ARE BASED ON VARIOUS ASSUMPTIONS AND ANALYSES MADE BY THE COMPANY IN LIGHT OF MANAGEMENT'S EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND EXPECTED FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS BELIEVED TO BE APPROPRIATE UNDER THE CIRCUMSTANCES. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD RESULT IN MATERIAL VARIATIONS INCLUDE, WITHOUT LIMITATION, THE COMPANY'S SUCCESS IN IMPLEMENTING ITS INITIATIVES, INCLUDING EXPANDING ITS PRODUCT LINE, ADDING NEW BRANCHES AND ATM CENTERS, SUCCESSFULLY RE-BRANDING ITS IMAGE AND ACHIEVING GREATER OPERATING EFFICIENCIES; INCREASES IN COMPETITIVE PRESSURE AMONG FINANCIAL INSTITUTIONS OR NON-FINANCIAL INSTITUTIONS; LEGISLATIVE OR REGULATORY CHANGES WHICH MAY ADVERSELY AFFECT THE COMPANY'S BUSINESS OR INCREASE THE COST OF DOING BUSINESS; TECHNOLOGICAL CHANGES WHICH MAY BE MORE DIFFICULT OR EXPENSIVE THAN WE ANTICIPATE; CHANGES IN INTEREST RATES WHICH MAY REDUCE NET INTEREST MARGINS AND NET INTEREST INCOME; CHANGES IN DEPOSIT FLOWS, LOAN DEMAND OR REAL ESTATE VALUES WHICH MAY ADVERSELY AFFECT THE COMPANY'S BUSINESS; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES OR GUIDELINES WHICH MAY CAUSE THE COMPANY'S CONDITION TO BE PERCEIVED DIFFERENTLY; LITIGATION OR OTHER MATTERS BEFORE REGULATORY AGENCIES, WHETHER CURRENTLY EXISTING OR COMMENCING IN THE FUTURE, WHICH MAY DELAY THE OCCURRENCE OR NON-OCCURRENCE OF EVENTS LONGER THAN ANTICIPATED; THE ABILITY OF THE COMPANY TO ORIGINATE AND PURCHASE LOANS WITH ATTRACTIVE TERMS AND ACCEPTABLE CREDIT QUALITY; AND GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR LOCALLY IN SOME OR ALL AREAS IN WHICH THE COMPANY DOES BUSINESS, OR CONDITIONS IN THE SECURITIES MARKETS OR THE BANKING INDUSTRY WHICH COULD AFFECT LIQUIDITY IN THE CAPITAL MARKETS, THE VOLUME OF LOAN ORIGINATION, DEPOSIT FLOWS, REAL ESTATE VALUES, THE LEVELS OF NON-INTEREST INCOME AND THE AMOUNT OF LOAN LOSSES. THE FORWARD-LOOKING STATEMENTS CONTAINED WITHIN HEREIN ARE MADE AS OF THE DATE OF THIS REPORT, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING SUCH FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. YOU SHOULD CONSIDER THESE RISKS AND UNCERTAINTIES IN EVALUATING FORWARD-LOOKING STATEMENTS AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE STATEMENTS.

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